SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF
                 THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported):   March 16, 1999


                   American Custom Components, Inc.


        (Exact name of registrant as specified in its charter)


                                Nevada


            (State or other jurisdiction of incorporation)


         O-23859                                  81-0478643

(Commission File Number)             (IRS Employer Identification No.)


                      3310 W. MacArthur Blvd., Santa Ana, CA 92704
                       (Address of principal executive offices)
                                (Zip Code)

                            (714) 662-2080
         Registrant's telephone number, including area code:

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

           On March 16, 1999, that certain Reorganization and Stock Purchase Agreement by and between American Custom Components, Inc., a Nevada corporation (the "Company" or the "Registrant"), and certain of its shareholders, and Loyd International, Inc., a Wyoming corporation ("LI"), and its shareholder (the "Agreement"), was entered into between the identified parties.

           As a result of the Agreement, the single largest shareholder of the Company, Martin Tony Walk, exchanged an aggregate of 4,972,000 shares of common stock for 500,000 shares of Series A Convertible Preferred Stock (the "Preferred Stock"). Mr. Walk retained an aggregate of 400,000 shares of common stock of the Company. Each share of Preferred Stock shall pay a dividend equal to $0.08 per annum, and shall be convertible at any time or from time to time after March 8, 2001, at a face value of $0.80 per share, into shares of common stock of the Company at a price based on 80% of the common stock's average bid price for the 30 days immediately preceding the date of conversion. The Preferred Stock is callable at any time by the Company at a price of $0.80 per share, and carries no voting rights. Mr. Walk simultaneously resigned as a member of the Board of Directors of the Company.

           As a further result of the Agreement, the Company issued an aggregate of 1,500,000 shares of restricted common stock to Edward Loyd ("Loyd"), the sole shareholder of LI, in exchange for 100% of the issued and outstanding shares of common stock of LI, which will be continue in existence as a subsidiary of the Company. An additional 100,000 shares of restricted common stock was issued to Loyd as consideration for the sum of $70,000 previously advanced to the Company. Loyd was simultaneously added to the Company's Board of Directors.

           The name of each person known to the Company to own more than 5% of the securities of the Registrant, persons issued shares pursuant to the Agreement, the current directors and officers of the Registrant and the percentage of the total issued and oustanding Common Stock (the only voting securities) of the Registrant owned by such persons as of March 16, 1999, is as follows:

Name and Address                                                       Common Stock                         Percent of Class

John Groom                                                             1,100,000 (1)                        9.6%
President and Director
3310 W. MacArthur Blvd.
Santa Ana, CA 92704

Edward Loyd                                                            1,600,000                            15.4%
Secretary, Chief Financial Officer, and Director
3310 W. MacArthur Blvd.
Santa Ana, CA 92704

John Fritch                                                            - 0 -                                - 0 -
Director
28741 Appletree
Mission Viejo, CA 92692

Oxford International                                                   3,000,000 (2)                        28.9%
7979 Old Georgetown Road, Suite 800
Bethesda, MD 20814

All Directors and Officers as a Group (3)                              2,700,000                            23.7%



(1) Includes warrants to acquire 1,000,000 shares of common stock at an exercise price of $0.375 per share, exercisable until October 13, 2004. In the event of Mr. Groom's voluntary resignation as an employee of the Company, the
                                      Company shall have the right
                                      to terminate 41,667 warrants
                                      for each month between Mr.
                                      Groom's last full month of
                                      employment and January 1, 2000.

(2)                                   An aggregate of 3,000,000
                                      shares of restricted common
                                      stock were issued to Oxford
                                      International, Inc. ("Oxford")
                                      pursuant to a signed Term
                                      Sheet dated June 1, 1998.  The
                                      terms of the purchase of the
                                      shares have not been finalized
                                      and are still being negotiated
                                      between Oxford and the
                                      Company.  The Company
                                      anticipates that all or some
                                      of these shares may be cancelled.

                                       Beneficial ownership is
determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

                                      As of March 16, 1999, there
were an aggregate of 13,778,341 shares of common stock issued and outstanding. Subsequent to the transactions contemplated by the Agreement, there were an aggregate of 10,406,341 shares of common stock issued and outstanding.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

                                      On March 16, 1999, that
certain Reorganization and Stock Purchase Agreement by and between American Custom Components, Inc., a Nevada corporation (the
"Company" or the "Registrant"), and certain of its shareholders, and Loyd International, Inc., a Wyoming corporation ("LI"), and its shareholder (the "Agreement"), was entered into between the identified parties.

                                      As a result of the Agreement,
the single largest shareholder of the Company, Martin Tony Walk, exchanged an aggregate of 4,972,000 shares of common stock for 500,000 shares of Series A Convertible Preferred Stock (the "Preferred Stock"). Mr. Walk retained an aggregate of 400,000 shares of common stock of the Company. Each share of Preferred Stock shall pay a dividend equal to $0.08 per annum, and shall be convertible at any time or from time to time after March 8, 2001, at a face value of $0.80 per share, into shares of common stock of the Company at a price based on 80% of the common stock's average bid price for the 30 days immediately preceding the date of conversion. The Preferred Stock is callable at any time by the Company at a price of $0.80 per share, and carries no voting rights. Mr. Walk simultaneously resigned as a member of the Board of Directors of the Company.

                                      As a further result of the
Agreement, the Company issued an aggregate of 1,500,000 shares of restricted common stock to Edward Loyd ("Loyd"), the sole shareholder of LI, in exchange for 100% of the issued and outstanding shares of common stock of LI, which will be continue in existence as a subsidiary of the Company. An additional 100,000 shares of restricted common stock was issued to Loyd as consideration for the sum of $70,000 previously advanced to the Company. Loyd was simultaneously added to the Company's Board of Directors.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

            (a)(b)      The required
financial statements and pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities
Exchange Act and the rules and regulations promulgated thereunder within 75 days of the date of the event reported herein.

            (c)         Exhibits

                        2.         Agreement and Plan of Reorganization

                                   2.1     ReorganizatioN and
                                           Stock Purchase Agreement
                                           by and between American
                                           Custom Components, Inc., a
                                           Nevada corporation and
                                           certain of its shareholders,
                                           and Loyd International,
                                           Inc., a Wyoming corporation,
                                           and its shareholder.

                              SIGNATURES

                                      Pursuant to the requirements
of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   March 29, 1999
                                      AMERICAN CUSTOM COMPONENTS, INC.


                                      By:         /s/ John Groom
                                      John Groom
                                      President